Midstream/Energy Fund

KMF Quarterly Report

August 31, 2018

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2018, we had total assets of $1.0 billion, net assets applicable to our common stockholders of $725 million (net asset value of $14.83 per share), and 49 million shares of common stock outstanding. As of August 31, 2018, we held $966 million in equity investments and $50 million in debt investments.

Recent Events

Merger with Kayne Anderson Energy Total Return Fund, Inc.

On August 6, 2018, we completed our merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, we acquired all of the net assets of KYE ($405 million) in exchange for an equal net asset value of newly issued KMF common stock (26.8 million shares). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Immediately following the merger, our combined total assets and net assets were $1,037 million and $738 million, respectively.

Conversion to Monthly Distributions

We previously announced our intention to adopt a monthly distribution after the closing of our merger with KYE. The distribution paid in September was the first monthly distribution under the new policy. Going forward, the Board of Directors intends to declare three monthly distributions during the month following its fiscal quarter end. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2018.

Holding		Category(1)	Amount ($ in millions)	Percent of Long-Term Investments
1.	ONEOK, Inc.	Midstream Company	$93.0	9.2%
2.	Targa Resources Corp.	Midstream Company	84.1	8.3
3.	The Williams Companies, Inc.	Midstream Company	79.8	7.9
4.	Plains GP Holdings, L.P,(2)	Midstream Company	74.9	7.4
5.	Enbridge Energy Management, L.L.C.(3)	Midstream Company	44.7	4.4
6.	Kinder Morgan, Inc.	Midstream Company	43.6	4.3
7.	KNOT Offshore Partners LP	Midstream Company	41.1	4.1
8.	Pembina Pipeline Corporation	Midstream Company	40.0	3.9
9.	Energy Transfer Partners, L.P.(4)	Midstream MLP	39.7	3.9
10.	GasLog Partners LP	Midstream Company	33.6	3.3

			$574.5	56.7%

(1)	See Glossary of Key Terms for definitions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

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(2)

Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

(3)

On August 24, 2018, Enbridge Inc. (“ENB”) announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public common units of Spectra Energy Partners, LP (“SEP”). On September 18, 2018, ENB announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public equity securities of Enbridge Energy Partners, L.P. (“EEP”), Enbridge Energy Management, L.L.C. (“EEQ”) and Enbridge Income Fund Holdings Inc. (“ENF”). On a combined basis our holdings in EEQ and ENB was 6.8% of long-term investments as of August 31, 2018.

(4)

On October 19, 2018, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) completed their previously announced unit-for-unit merger, in which ETE acquired ETP. Upon closing of the merger, ETE changed its name to Energy Transfer LP. As of August 31, 2018, we did not own any ETE units.

Results of Operations — For the Three Months Ended August 31, 2018

Investment Income.    Investment income totaled $3.3 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $8.6 million of dividends and distributions, of which $6.2 million was treated as return of capital. Interest income was $1.0 million. We also received $1.9 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $4.3 million, including $1.9 million of investment management fees, $1.4 million of interest expense, $0.5 million of preferred stock distributions and $0.5 million of other operating expenses (including $0.1 million of merger expenses and a non-cash write-off of shelf offering costs of $0.04 million). Interest expense includes $0.2 million of non-cash amortization of debt issuance costs.

Net Investment Loss.    Our net investment loss totaled $1.0 million.

Net Realized Gains.    We had net realized gains of $0.5 million, which included $0.1 million of net realized gains from option activity.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $18.1 million from investments.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $17.6 million. This increase was comprised of net investment loss of $1.0 million, net realized gains of $0.5 million and a net increase in unrealized gains of $18.1 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended August 31, 2018	Pro Forma(1) Three Months Ended August 31, 2018
Distributions and Other Income from Investments
Dividends(1)	$8.6	$15.5
Paid-In-Kind Dividends(2)	1.9	1.9
Interest and Other Income	1.0	1.6
Net Premiums Received from Call Options Written	0.1	0.1

Total Distributions and Other Income from Investments	11.6	19.1
Expenses
Investment Management Fee	(1.9)	(3.1)
Other Expenses(3)	(0.3)	(0.5)
Interest Expense	(1.2)	(2.0)
Preferred Stock Distributions	(0.5)	(0.7)

Net Distributable Income (NDI)	$7.7	$12.8

Weighted Shares Outstanding(4)	29.6	48.9
NDI per Weighted Share Outstanding	$0.26	$0.26

Distributions paid per Common Share(5)	$0.30	$0.30

(1)	Pro Forma NDI includes amounts from KYE for the period of June 1, 2018 through August 3, 2018 (valuation date of the merger).

(2)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(3)	Excludes $0.1 million (KMF) and $0.2 million (Pro Forma) of one-time merger related expenses.

(4)

Weighted shares outstanding for the quarter reflects 26.8 million of new KMF shares issued August 6, 2018 in connection with our merger with KYE. For Pro Forma NDI, weighted shares outstanding assumes all shares issued to KYE stockholders in connection with the merger were issued and outstanding for the entire period.

(5)	Monthly distribution of $0.10 per share paid, or to be paid, September 28, 2018, October 31, 2018 and November 30, 2018.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

In connection with our merger with KYE, we provided distribution guidance of $1.20 per share for the twelve months ending February 28, 2019, and we remain committed to this distribution guidance. At the end of this twelve-month period, the Board of Directors will reassess our distribution with the goal of establishing a distribution that is based on long-term, NDI.

During fiscal 2018, six MLPs held in our portfolio have either completed or announced mergers with their general partners. Each of these “simplification transactions” has resulted in the unitholders of the MLP receiving

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

a lower distribution after the transaction is completed, which in turn reduces our NDI. These simplification transactions are part of an industry trend of simplifying ownership structures and eliminating MLPs’ incentive distribution rights. Kayne Anderson expects this trend to continue and believes that it is likely that additional simplification transactions will be announced during the next twelve months. Additionally, one MLP in our portfolio recently announced a reduction in its distribution, and one other MLP is expected to reduce its distribution in the next three months, which will reduce our NDI.

Our Board of Directors plans to reassess our distribution in early 2019. Currently, our NDI is below our annualized distribution of $1.20 per share. Additionally, our current projection of NDI for the next 12 to 24 months is below our distribution. As a result, it is likely that management will recommend a distribution in early 2019 that is below our current distribution.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At August 31, 2018, we had total leverage outstanding of $294 million, which represented 29% of total assets. At quarter end, total leverage was comprised of $201 million of Notes, $18 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $75 million of MRP Shares. At August 31, 2018, we did not have any borrowings outstanding under our unsecured revolving term loan (the “Term Loan”), and we had $2 million of cash and cash equivalents. As of October 26, 2018, we had $29 million borrowings outstanding under our Credit Facility and no borrowings outstanding under our Term Loan, and we had $2 million of cash and cash equivalents.

Our $75 million Credit Facility has a 364-day term maturing on February 15, 2019. The interest rate varies between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts. We assumed the Credit Facility from KYE in connection with our merger with KYE on August 6, 2018. On the same date, we terminated our pre-merger $75 million unsecured revolving credit facility (the “KMF Credit Facility). The KMF Credit Facility was scheduled to mature on November 9, 2018.

Our Term Loan has a total commitment of $35 million and matures on July 25, 2019. Borrowings under the Term Loan have an interest rate of LIBOR plus 1.50%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amount of the Term Loan.

At August 31, 2018, we had $201 million of Notes outstanding that mature between 2020 and 2025 and we had $75 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024.

As part of the merger with KYE, we issued Series F, G, H, I and J Notes with terms identical to the previous KYE Series I, J, K, L, and M Notes, respectively. On August 8, 2018 we redeemed all of the Series F Notes. On August 6, 2018, we also issued Series D and Series E MRP Shares ($40 million liquidation value) with terms identical to the previous KYE Series C and Series D MRP Shares, respectively.

At August 31, 2018, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 465% for debt and 347% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of August 31, 2018, our total leverage consisted 94% of fixed rate obligations and 6% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.72%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 140.0%
Equity Investments(1) — 133.2%
United States — 121.3%
Midstream Companies(2) — 84.7%
Antero Midstream GP LP(3)(4)	136	$2,299
Capital Product Partners L.P. — Class B Units(4)(5)(6)(7)	3,939	31,357
Enbridge Energy Management, L.L.C.(8)(9)	4,123	44,737
EnLink Midstream, LLC	130	2,116
GasLog Partners LP(4)	1,381	33,566
Golar LNG Partners LP(4)	1,197	16,181
Höegh LNG Partners LP(4)	1,062	20,130
Kinder Morgan, Inc.	2,466	43,646
KNOT Offshore Partners LP(4)	1,909	41,147
ONEOK, Inc.	1,412	93,037
Plains GP Holdings, L.P.(4)(10)	2,205	56,853
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(5)(10)(11)	690	18,011
SemGroup Corporation	558	13,498
Tallgrass Energy, LP(4)	1,358	33,402
Targa Resources Corp.	1,527	84,104
The Williams Companies, Inc.(12)	2,696	79,784

		613,868

Midstream MLPs(2)(13) — 33.0%
Andeavor Logistics LP	208	10,105
BP Midstream Partners LP	317	6,250
Buckeye Partners, L.P.(10)	400	14,106
Buckeye Partners, L.P. — Class C Units(5)(6)(8)(10)(14)	380	12,142
Cheniere Energy Partners, L.P.	127	4,821
CNX Midstream Partners LP	92	1,801
Crestwood Equity Partners LP	232	8,705
DCP Midstream, LP	513	21,121
Enable Midstream Partners, LP	140	2,180
Energy Transfer Partners, L.P.(15)	1,762	39,744
Enterprise Products Partners L.P.	1,011	28,928
EQT Midstream Partners, LP	77	4,418
Global Partners LP	556	10,373
Magellan Midstream Partners, L.P.	121	8,251
MPLX LP	820	29,093
Noble Midstream Partners LP	19	841
Phillips 66 Partners LP	112	5,787
Shell Midstream Partners, L.P.	252	5,635
Summit Midstream Partners, LP	490	7,917
Western Gas Partners, LP	354	17,303

		239,521

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

Description			No. of Shares/Units	Value
Other Energy Companies — 3.6%
Marathon Petroleum Corporation			51	$4,213
NextEra Energy Partners, LP			150	7,260
Phillips 66			40	4,717
Valero Energy Corporation			17	2,004
Viper Energy Partners LP			198	7,692

				25,886

Total United States (Cost — $793,550)				879,275

Canada — 11.9%
Midstream Companies(2) — 11.9%
Enbridge Inc.(9)			716	24,465
Pembina Pipeline Corporation			1,172	39,995
TransCanada Corporation			513	21,837

Total Canada (Cost — $86,301)				86,297

Total Equity Investments (Cost — $879,851)				965,572

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 6.8%
United States — 5.1%
Upstream — 5.1%
California Resources Corporation(5)(10)	8.000%	12/15/22	$16,500	14,871
Eclipse Resources Corporation	8.875	7/15/23	18,600	18,972
Jones Energy Holdings, LLC	9.250	3/15/23	5,200	3,276

Total United States (Cost — $36,072)				37,119

Canada — 1.7%
Upstream — 1.7%
Jupiter Resources Inc.(5) (Cost — $19,827)	8.500	10/1/22	24,460	12,413

Total Debt Investments (Cost — $55,899)				49,532

Total Long-Term Investments (Cost — $935,750)				1,015,104

			No. of Shares/Units	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 1.84%(16) (Cost — $284)			284	284

Total Investments — 140.1% (Cost — $936,034)				1,015,388

Debt				(218,923)
Mandatory Redeemable Preferred Stock at Liquidation Value				(75,000)
Other Assets in Excess of Other Liabilities				3,535

Net Assets Applicable to Common Stockholders				$725,000

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

(3)

On October 9, 2018, Antero Midstream GP LP (“AMGP”) and Antero Midstream Partners LP (“AM”) announced that they entered into a definitive agreement for AMGP to acquire all of the outstanding AM common units. In connection with the transaction, AMGP will convert into a corporation and the combined entity will be renamed Antero Midstream Corporation (“New AM”). Under the terms of the agreement, AM unitholders will receive a combination of $3.415 in cash and 1.635 shares of New AM stock per AM unit owned.

(4)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(5)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2018, the aggregate value of restricted securities held by the Fund was $88,794 (8.7% of total assets), which included $45,295 of Level 2 securities and $43,499 of Level 3 securities. See Note 7 — Restricted Securities.

(6)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(7)

Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

(8)	Dividends are paid-in-kind.

(9)

On August 24, 2018, Enbridge Inc. (“ENB”) announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public common units of Spectra Energy Partners, LP (“SEP”). On September 18, 2018, ENB announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public equity securities of Enbridge Energy Partners, L.P. (“EEP”), Enbridge Energy Management, L.L.C. (“EEQ”) and Enbridge Income Fund Holdings Inc. (“ENF”).

(10)

The Fund believes that it is an affiliate of Buckeye Partners, L.P. (“BPL”), Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). The Fund does not believe that it is an affiliate of California Resources Corporation. See Note 5 — Agreements and Affiliations.

(11)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2018, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(12)	On August 10, 2018, The Williams Companies, Inc. (“WMB”) and Williams Partners L.P. (“WPZ”) completed their previously announced stock-for-unit merger.

(13)

Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.4% of its total assets invested in publicly-traded partnerships at August 31, 2018. It is the Fund’s intention to be treated as a RIC for tax purposes.

(14)

On March 2, 2018, the Fund purchased, in a private placement, Class C Units from BPL. The BPL Class C Units are similar in all respects to the common units except that BPL has elected to pay distributions in-kind (additional Class C Units) instead of cash. The Class C Units will convert on a one-for-one basis to BPL common units no later than March 2, 2020 and convert automatically on a one-for-one basis if BPL reduces its common unit distribution.

(15)

On October 19, 2018, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) completed their previously announced unit-for-unit merger, in which ETE acquired ETP. Upon closing of the merger, ETE changed its name to Energy Transfer LP.

(16)	The rate indicated is the current yield as of August 31, 2018.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2018

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $811,178)	$913,992
Affiliated (Cost — $124,572)	101,112
Short-term investments (Cost — $284)	284

Total investments (Cost — $936,034)	1,015,388
Cash	2,010
Deposits with brokers	262
Receivable for securities sold	145
Interest, dividends and distributions receivable	3,581
Deferred credit facility and term loan offering costs and other assets	418

Total Assets	1,021,804

LIABILITIES
Investment management fee payable	982
Accrued directors’ fees and expenses	84
Accrued expenses and other liabilities	3,293
Credit facility	18,000
Notes	200,923
Unamortized notes issuance costs	(745)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,000,000 shares issued and outstanding)	75,000
Unamortized mandatory redeemable preferred stock issuance costs	(733)

Total Liabilities	296,804

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$725,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (48,878,499 shares issued and outstanding and, (197,000,000 shares authorized)	$49
Paid-in capital	951,977
Accumulated net investment income less distributions not treated as tax return of capital	(71,867)
Accumulated net realized losses less distributions not treated as tax return of capital	(234,502)
Net unrealized gains	79,343

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$725,000

NET ASSET VALUE PER COMMON SHARE	$14.83

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$7,645	$20,158
Affiliated investments	923	2,172
Money market mutual funds	11	36

Total dividends and distributions (after foreign taxes withheld of $121 and $264, respectively)	8,579	22,366
Return of capital	(6,240)	(18,649)

Net dividends and distributions	2,339	3,717
Interest income	980	2,897

Total Investment Income	3,319	6,614

Expenses
Investment management fees	1,947	4,649
Professional fees	118	345
Directors’ fees and expenses	41	227
Administration fees	51	145
Insurance	25	78
Reports to stockholders	21	68
Custodian fees	16	49
Merger expenses	108	108
Other expenses	86	220

Total Expenses — before interest expense and preferred distributions	2,413	5,889
Interest expense and amortization of offering costs	1,369	3,482
Distributions on mandatory redeemable preferred stock and amortization of offering costs	500	1,246

Total Expenses	4,282	10,617

Net Investment Loss	(963)	(4,003)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	330	(6,964)
Foreign currency transactions	3	—
Options	118	265

Net Realized Gains (Losses)	451	(6,699)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	14,137	31,101
Investments — affiliated	3,976	7,423
Foreign currency translations	(1)	(1)
Options	8	—

Net Change in Unrealized Gains	18,120	38,523

Net Realized and Unrealized Gains	18,571	31,824

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$17,608	$27,821

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017
OPERATIONS
Net investment income (loss)(1)	$(4,003)		$3,163
Net realized gains (losses)	(6,699)		19,067
Net change in unrealized gains (losses)	38,523		(65,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,821		(43,069)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS (1)
Dividends	(19,831	)(2)	(609	)(3)
Distributions — return of capital	—	(2)	(28,036	)(3)

Dividends and Distributions to Common Stockholders	(19,831)		(28,645)

CAPITAL STOCK TRANSACTIONS
Issuance of 26,844,329 shares of common stock in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.	405,460		—
Offering expenses associated with the issuance of common stock in merger	(293	)(4)

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	405,167		—

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	413,157		(71,714)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	311,843		383,557

End of period	$725,000		$311,843

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amount of $1,185 paid to holders of MRP Shares during the nine months ended August 31, 2018 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $1,421 paid to holders of MRP Shares for the fiscal year ended November 30, 2017 were characterized as dividends. A portion of the distributions characterized as dividends for the fiscal year ended November 30, 2017 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)

Distributions paid to common stockholders for the nine months ended August 31, 2018 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)

Distributions paid to common stockholders for the fiscal year ended November 30, 2017 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$27,821
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	18,649
Net realized losses (excluding foreign currency transactions)	6,699
Net change in unrealized gains (excluding foreign currency translations)	(38,524)
Accretion of bond discounts, net	(383)
Purchase of long-term investments	(102,241)
Proceeds from sale of long-term investments	95,000
Purchase of short-term investments, net	(253)
Decrease in deposits with brokers	213
Decrease in receivable for securities sold	4,189
Decrease in interest, dividends and distributions receivable	5,626
Amortization of deferred debt offering costs	476
Amortization of mandatory redeemable preferred stock offering costs	61
Decrease in other assets	412
Decrease in payable for securities purchased	(132)
Decrease in investment management fee payable	(120)
Decrease in accrued directors’ fees and expenses	(49)
Decrease in accrued expenses and other liabilities	(34)

Net Cash Provided by Operating Activities	17,410

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	8,000
Redemption of notes	(5,077)
Offering expenses associated with the merger of KYE	(293)
Cost associated with credit facility	(199)
Cash distributions paid to common stockholders	(19,831)

Net Cash Used in Financing Activities	(17,400)

NET CHANGE IN CASH	10
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,010

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the issuance of $405,460 of common shares in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) (see Note 1).

During the nine months ended August 31, 2018, interest paid related to debt obligations was $3,898.

During the nine months ended August 31, 2018, the Fund received $3,363 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30,
			2017	2016

Per Share of Common Stock(1)
Net asset value, beginning of period	$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.17)		0.14	(0.07)
Net realized and unrealized gains (losses)	1.76		(2.10)	1.43

Total income (loss) from operations	1.59		(1.96)	1.36

Common dividends — dividend income(3)	(0.90)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—		—	—
Common distributions — return of capital(3)	—		(1.27)	—

Total dividends and distributions — common	(0.90)		(1.30)	(1.50)

Offering expenses associated with the issuance of common stock	(0.01	)(5)	—	—
Effect of shares issued in reinvestment of distributions	—		—	(0.01)
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		—	—

Net asset value, end of period	$14.83		$14.15	$17.41

Market value per share of common stock, end of period	$13.04		$12.88	$15.33

Total investment return based on common stock market value(6)	8.2	%(7)	(8.7)%	12.7%
Total investment return based on net asset value(8)	12.0	%(7)	(11.7)%	12.7%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$725,000		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(10)	1.8%		1.7%	1.8%
Other expenses	0.4		0.4	0.5

Subtotal	2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		1.7	3.8
Management fee waiver	—		—	—
Excise taxes	—		—	—

Total expenses	4.0%		3.8%	6.1%

Ratio of net investment income (loss) to average net assets(2)	(1.5)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.9	%(7)	(11.9)%	10.3%
Portfolio turnover rate	19.4	%(7)	25.5%	48.2%
Average net assets	$350,904		$360,869	$314,015
Notes outstanding, end of period(11)	$200,923		$91,000	$91,000
Credit facility outstanding, end of period(11)	$18,000		$—	$—
Term loan outstanding, end of period(11)	$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(11)	$75,000		$35,000	$35,000
Average shares of common stock outstanding	24,581,442		22,034,170	21,975,582
Asset coverage of total debt(12)	465.4%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(13)	346.7%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.27		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61

Total income (loss) from operations	(18.12)		5.60	8.55

Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—

Total dividends and distributions — common	(3.82	)(4)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—

Net asset value, end of period	$17.56		$39.51	$35.75

Market value per share of common stock, end of period	$15.46		$35.82	$32.71

Total investment return based on common stock market value(6)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(8)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(10)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2

Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1

Total expenses	5.0%		3.6%	3.9%

Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(11)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(11)	$—		$—	$50,000
Term loan outstanding, end of period(11)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(11)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(12)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(13)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,		For the Period November 24, 2010(14) through November 30, 2010
	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.94	$23.80	$23.83	(15)
Net investment income (loss)(2)	0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	4.64	3.12	(0.01)

Total income (loss) from operations	4.81	3.41	(0.03)

Common dividends — dividend income(3)	(1.30)	(1.20)	—
Common distributions — long-term capital gains(3)	(0.41)	—	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.71)	(1.20)	—

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.03)	(0.04)	—
Effect of issuance of common stock	—	(0.03)	—
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$29.01	$25.94	$23.80

Market value per share of common stock, end of period	$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	33.3%	(5.5)%	0.0	%(7)
Total investment return based on net asset value(8)	19.4%	14.7%	(0.1	)%(7)
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.6%	1.3%
Other expenses	0.3	0.3	0.3	(16)

Subtotal	2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.3	—
Management fee waiver	—	(0.3)	(0.3)
Excise taxes	—	—	—

Total expenses	3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	0.6%	1.1%	(1.3	)%(16)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	67.6%	74.1%	0.0	%(7)
Average net assets	$620,902	$537,044	$452,775
Notes outstanding, end of period(11)	$165,000	$115,000	$—
Credit facility outstanding, end of period(11)	$48,000	$45,000	$—
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$35,000	$—
Average shares of common stock outstanding	21,794,596	21,273,512	19,004,000
Asset coverage of total debt(12)	428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(13)	328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the nine months ended August 31, 2018 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (see Note 1).

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(14)	Commencement of operations.

(15)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(16)

For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, KMF acquired all of the net assets of KYE ($405,460) in exchange for an equal net asset value of newly issued KMF common stock. A total of 36,841,723 shares of KYE were exchanged for 26,844,329 new common shares of KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. KYE’s net assets prior to merger included $110,492 of accumulated net realized losses and $47,693 of net unrealized appreciation on investments. The aggregate net assets of the Fund prior to merger totaled $332,807 and following the merger the combined net assets of the Fund were $738,267.

As a part of the merger, KMF reissued all of KYE’s unsecured notes (“Notes”) outstanding with identical terms. Also, KYE preferred stockholders received an equivalent number of newly issued mandatory redeemable preferred stock (“MRP Shares”) with terms identical to their previously held MRP shares at KYE. See Notes 11 and 12.

The Fund also assumed KYE’s $75,000 unsecured revolving credit facility (the “Credit Facility”). See Note 10 — Credit Facility and Term Loan.

Assuming the merger had been completed on December 1, 2017, the beginning of the annual reporting period for the Fund, the pro forma results in the Statement of Operations for the three and nine months ended August 31, 2018 would be as follows.

	Pro Forma For the Three Months Ended August 31, 2018	Pro Forma For the Nine Months Ended August 31, 2018
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,288)	(7,115)
Net realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . .	1,311	(4,986)
Net change in unrealized gains . . . . . . . . . . . . . . . . . . . . . .	54,612	88,232

Net Increase in Net Assets Resulting from Operations . . . .	$54,635	$76,131

Because the combined entity has been managed as a single integrated entity since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of KYE that have been included in the Fund’s Statement of Operations since the merger.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2018, the Fund held 6.0% of its net assets applicable to common stockholders (4.3% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2018 was $43,499. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 —Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments in MLPs and Midstream Companies generally are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Fund estimates the return of capital portion of dividends received from Midstream Companies based on information provided by each investment. These estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Fund’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three and nine months ended August 31, 2018, the Fund estimated $6,240 and $18,649, respectively, of return of capital and there were no distributions that were in excess of cost basis.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
Dividends from investments	$5,634	$14,527
Distributions from investments	3,066	8,103

Total dividends and distributions from investments (before foreign taxes withheld of $121 and $264, respectively)	$8,700	$22,630

Dividends — % return of capital	59%	73%
Distributions — % return of capital	94%	99%
Total dividends and distributions — % return of capital	72%	82%
Return of capital — attributable to net realized gains (losses)	$967	$2,356
Return of capital — attributable to net change in unrealized gains (losses)	5,273	16,293

Total return of capital	$6,240	$18,649

For the nine months ended August 31, 2018, the Fund estimated the return of capital portion of dividends and distributions received to be $16,403 (72%). During the second quarter of fiscal 2018, the Fund increased its return of capital estimate for the year by $2,246 due to 2017 tax reporting information received by the Fund in fiscal 2018. As a result, the return of capital percentage for the nine months ended August 31, 2018 was 82%.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the three and nine months ended August 31, 2018, the Fund received the following paid-in-kind dividends. There were no non-cash distributions received during the three or nine months ended August 31, 2018 from any of the Fund’s investments.

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
Buckeye Partners, L.P. — Class C Units	$461	$683
Enbridge Energy Management, L.L.C.	1,397	2,680

Total paid-in-kind dividends	$1,858	$3,363

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2014 remain open and subject to examination by federal and state tax authorities.

Currently, the Fund does not believe the Tax Reform Bill will have a material impact on it given its intention to continue to qualify as a RIC, which is generally not subject to U.S. federal income tax. The Tax Reform Bill includes a limitation on the deductibility of net interest expense. To the extent the Fund’s deductions are limited in any given year, the Fund will be able to utilize such deductions in future periods if it has sufficient taxable income.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets measured at fair value on a recurring basis at August 31, 2018, and the Fund presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$965,572	$904,062	$18,011	(1)	$43,499
Debt investments	49,532	—	49,532		—
Short-term investments	284	284	—		—

Total assets at fair value	$1,015,388	$904,346	$67,543		$43,499

(1)

The Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2018, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. The Fund categorizes its investment as a Level 2 security for fair value reporting purposes.

The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2018. For the nine months ended August 31, 2018, there were no transfers between Level 1 and Level 2.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2018, the Fund had Notes outstanding with aggregate principal amount of $200,923 and 3,000,000 shares of MRP Shares outstanding with a total liquidation value of $75,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2018, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$200,923	$199,900
MRP Shares	$75,000	$73,000

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2018.

Three Months Ended August 31, 2018	Equity
Balance — May 31, 2018	$10,649
Purchases	—
Issuances	461
Acquired through merger with KYE (see Note 1)	32,672
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(283)

Balance — August 31, 2018	$43,499

Nine Months Ended August 31, 2018	Equity Investments
Balance — November 30, 2017	$4,752
Purchases	7,500
Issuances	683
Acquired through merger with KYE (see Note 1)	32,672
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(2,108)

Balance — August 31, 2018	$43,499

The purchase of $7,500 relates to the Fund’s investment in Buckeye Partners, L.P. (“BPL”) Class C Units that was made in March 2018. The issuance of $461 and $683 relate to paid-in-kind BPL Class C Units received during the three and nine months ended August 31, 2018, respectively.

In connection with its merger with KYE (see Note 1), the Fund acquired $32,672 of securities that were measured at fair value using significant unobservable inputs. The following table presents the securities that were acquired based on their fair value as measured at the time of the merger.

Investment	Fair Value Acquired
Buckeye Partners, L.P. — Class C Units	$5,972
Capital Product Partners L.P. — Class B Units	26,700

$32,672

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The $283 and $2,108 of net unrealized losses for the three and nine months ended August 31, 2018, respectively, relate to investments that are still held at the end of the reporting period and the Fund includes these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Fund has a PIPE investment in Buckeye Partners, L.P. Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund also owns Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for comparable companies for CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for CPLP’s convertible securities relative to the values calculated using the pricing model. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2018:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
BPL Class C Units –valued based on a discount to market value	$12,142	- Discount to publicly-traded securities	- Current discount	9.4%	9.4%	9.4%
CPLP – valued based	$31,357	- Convertible pricing model	- Credit spread	5.3%	6.3%	5.8%
on pricing model			- Volatility - Discount for marketability	22.5% 10.0%	32.5% 10.0%	27.5% 10.0%

Total	$43,499

4.	Concentration of Risk

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2018, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	95.1%
Debt securities	4.9%
Securities of MLPs(1)	23.6%
Largest single issuer	9.2%
Restricted securities	8.7%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 27, 2018, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2019 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the nine months ended August 31, 2018, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of August 31, 2018, the Fund believes that Buckeye Partners, L.P. (“BPL”) meets the criteria described above and is therefore considered an affiliate of the Fund.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, PAA units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAGP and

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

PAGP-AAP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

California Resources Corporation — Mr. Sinnott serves as a director of California Resources Corporation (“CRC”). The Fund’s investment in CRC is not a voting security, and as such, the Fund does not believe that it is an affiliate of CRC. Despite Mr. Sinnott’s participation on the board of CRC, the Fund does not believe that it is an affiliate of CRC because the Fund’s and other Kayne Anderson funds’ aggregate ownership does not meet the criteria described above, and because the Fund’s investment in CRC is not a voting security.

The following table summarizes the Fund’s investments in affiliates as of and for the three and nine months ended August 31, 2018:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Change in Unrealized Gains (Losses)
			Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Buckeye Partners, L.P.	400	$14,106	$505	$919	$85	$(1,501)
Buckeye Partners, L.P. — Class C Units	380	12,142	—	—	322	(1,330)
Plains GP Holdings, L.P.	2,205	56,853	211	632	2,293	5,511
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	18,011	207	621	1,276	4,743

Total		$101,112	$923	$2,172	$3,976	$7,423

(1)	See Schedule of Investments for investment classification.

(2)

During the nine months ended August 31, 2018, the Fund purchased 39 units of BPL and purchased 176 units of BPL Class C Units and there were no purchases of PAGP or PAGP-AAP. In connection with the merger with KYE (see Note 1), the Fund acquired 236 units of BPL, 182 units of BPL Class C Units and 1,503 units of PAGP. There were no sales of BPL, BPL Class C Units, PAGP or PAGP-AAP during the nine months ended August 31, 2018. In addition, the Fund received 113 units of BPL Class C Units from paid in-kind distributions during the nine months ended August 31, 2018.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2018, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2017, the tax character of the total $28,645 distributions paid to common stockholders was $609 of dividend income and $28,036 of return of capital. The tax character of the total $1,421 distributions paid to holders of MRP shares was dividend income.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

The Fund acquired all of the net assets of KYE on August 6, 2018 in a tax-free reorganization under Section 368(a) of the Internal Revenue Code. For certain tax purposes, due to its larger market value at the time of the merger, KYE was determined to be the technical tax acquirer. As of November 30, 2017, KYE and KMF had capital loss carryforwards of $113,715 and $119,575, respectively. As of the merger date, KMF had estimated capital loss carryforwards of $130,000. As KYE is the technical tax acquirer, KYE’s capital loss carryforwards can be carried forward indefinitely and generally should not be limited as a result of the merger with KMF. Regulations under Section 382 of the Internal Revenue Code (“Section 382”) limit the amount of capital gains that can be offset by KMF’s capital loss carryforward to $7,749, annually, until all of KMF’s loss carryforwards are fully utilized. As of the merger date, KMF had $38,230 of unrealized built-in gains for tax purposes. To the extent that these built-in gains are realized, the Section 382 limitation on the utilization of KMF’s capital loss carryforwards would be increased by the amount realized.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At August 31, 2018, the cost basis of investments for federal income tax purposes was $946,282. At August 31, 2018, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$160,398
Gross unrealized depreciation of investments (including options, if any)	(91,292)

Net unrealized appreciation of investments before foreign currency related translations	69,106
Unrealized depreciation on foreign currency related translations	(6)

Net unrealized appreciation of investments	$69,100

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2018, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$2,716	$18,011	$26.12	2.5%	1.8%
Senior Notes(4)
California Resources Corporation	(2)	(5)	16,500	12,466	14,871	n/a	2.0	1.4
Jupiter Resources, Inc.	(2)	(6)	24,460	19,827	12,413	n/a	1.7	1.2

Total				$35,009	$45,295		6.2%	4.4%

Level 3 Investments(7)
Equity Investments
Buckeye Partners, L.P.
Class C Units	(2)	(5)	380	$15,000	$12,142	$31.94	1.7%	1.2%
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,939	20,324	31,357	7.96	4.3	3.1

Total				$35,324	$43,499		6.0%	4.3%

Total of all restricted investments				$70,333	$88,794		12.2%	8.7%

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of August 31, 2018, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Unregistered security of a private company.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2018 were as follows:

Three Months Ended August 31, 2018	Number of Contracts	Premium
Call Options Written
Options outstanding at May 31, 2018	700	$51
Options written	1,060	101
Options subsequently repurchased(1)	(1,080)	(121)
Options exercised	—	—
Options expired	(680)	(31)

Options outstanding at August 31, 2018	—	$—

(1)	The price at which the Fund subsequently repurchased the options was $34, which resulted in realized gains of $86.

Nine Months Ended August 31, 2018	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2017	—	$—
Options written	4,470	362
Options subsequently repurchased(1)	(3,490)	(301)
Options exercised	(300)	(30)
Options expired	(680)	(31)

Options outstanding at August 31, 2018	—	$—

(1)	The price at which the Fund subsequently repurchased the options was $67, which resulted in net realized gains of $234.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2018, the Fund did not have any interest rate swap contracts outstanding.

The Fund did not have any derivative instruments outstanding as of August 31, 2018. The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2018
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$118	$8

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

		For the Nine Months Ended August 31, 2018
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$265	$—

9.	Investment Transactions

For the nine months ended August 31, 2018, the Fund purchased and sold securities in the amounts of $102,241 and $95,000 (excluding short-term investments and options).

10.	Credit Facility and Term Loan

In connection with the merger with KYE (see Note 1), the Fund assumed KYE’s $75,000 Credit Facility. The Credit Facility has a 364-day term maturing on February 15, 2019. The interest rate varies between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts. On August 6, 2018, the Fund terminated its pre-merger $75,000 unsecured revolving credit facility (the “KMF Credit Facility). The KMF Credit Facility was scheduled to mature on November 9, 2018.

For the nine months ended August 31, 2018, the average amount outstanding under the credit facilities was $1,255 with a weighted average rate of 3.51%. As of August 31, 2018, the Fund had $18,000 outstanding under the Credit Facility at an interest rate of 3.37%.

At August 31, 2018, the Fund had a $35,000 unsecured revolving term loan (“Term Loan”). The Term Loan has a five-year commitment maturing on July 25, 2019, and borrowings under the Term Loan accrue interest at a rate of LIBOR plus 1.50%. The Fund pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. For the nine months ended August 31, 2018, the average amount outstanding under the Term Loan was $1,361 with a weighted average interest rate of 3.49%. As of August 31, 2018, the Fund had no outstanding borrowings under the Term Loan.

As of August 31, 2018, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At August 31, 2018, the Fund had $200,923 aggregate principal amount of Notes outstanding. As part of the merger with KYE, the Fund issued Series F, G, H, I and J Notes with terms identical to the previous KYE Series I, J, K, L, and M Notes, respectively. See Note 1. The Fund redeemed all its Series F Notes upon maturity on August 8, 2018. The table below sets forth the key terms of each series of Notes outstanding at August 31, 2018.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Series	Principal Outstanding November 30, 2017	Principal Issued	Principal Redeemed	Principal Outstanding August 31, 2018	Unamortized Issuance Costs	Estimated Fair Value August 31, 2018	Fixed Interest Rate	Maturity
C	$21,000	$—	$—	$21,000	$64	$21,500	4.00%	3/22/22
D	40,000	—	—	40,000	168	39,600	3.34%	5/1/23
E	30,000	—	—	30,000	107	30,100	3.46%	7/30/21
F	—	5,077	(5,077)	—	—	—	2.59%	8/8/18
G	—	24,538	—	24,538	55	24,200	3.07%	8/8/20
H	—	42,308	—	42,308	170	42,000	3.72%	8/8/23
I	$—	$38,077	$—	$38,077	$179	$37,600	3.82%	8/8/25
J	—	5,000	—	5,000	2	4,900	3.36%	10/7/21

	$91,000	$115,000	$(5,077)	$200,923	$745	$199,900

Holders of the Notes are entitled to receive cash interest payments semi-annually (on September 3 and March 3) at the fixed rate. As of August 31, 2018, the weighted average interest rate on the outstanding Notes was 3.57%.

As of August 31, 2018, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2018, the Fund was in compliance with all covenants under the agreements of the Notes.

12.	Preferred Stock

At August 31, 2018, the Fund had 3,000,000 shares of MRP Shares outstanding, with a total liquidation value of $75,000 ($25.00 per share). As part of the merger with KYE, the Fund issued Series D and Series E MRP Shares with terms identical to the previous KYE Series C and Series D MRP Shares, respectively. See Note 1. The table below sets forth the key terms of each series of MRP Shares outstanding at August 31, 2018.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Series	Liquidation Value November 30, 2017	Liquidation Value Issued	Liquidation Value August 31, 2018	Unamortized Issuance Costs	Estimated Fair Value August 31, 2018	Rate	Mandatory Redemption Date
C	$35,000	$—	$35,000	$202	$34,500	4.06%	7/30/21
D	—	20,000	20,000	204	19,300	3.36%	9/7/21
E	—	20,000	20,000	327	19,200	4.07%	11/29/24

	$35,000	$40,000	$75,000	$733	$73,000

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2018, the Fund’s series C, D and E MRP Shares were rated “A” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2018, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At August 31, 2018, the Fund had 197,000,000 shares of common stock authorized and 48,878,499 shares outstanding. As of August 31, 2018, KACALP and KAFA owned 129,569 and 4,000 shares of the Fund, respectively. Transactions in common stock for the nine months ended August 31, 2018 were as follows:

Shares outstanding at November 30, 2017	22,034,170
Shares issued through merger with KYE (See Note 1)	26,844,329

Shares outstanding at August 31, 2018	48,878,499

14.	Subsequent Events

On September 7, 2018, the Fund declared a monthly distribution of $0.10 per common share. The Fund previously announced its intention to adopt a monthly distribution after the closing of its merger with KYE. The total distribution of $4,888 was paid on September 28, 2018. Of this total, pursuant to the Fund’s dividend reinvestment plan $430 was reinvested into the Fund through open market purchases of common stock.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On September 27, 2018, the Fund declared monthly distributions of $0.10 per common share to be paid on October 31, November 30, and December 31 of 2018.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.